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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 14(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) November 3, 2003
                                                           ----------------

                            PSYCHEMEDICS CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State if Other Jurisdiction of Incorporation)

       1-13738                                        58-1701987
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(Commission File Number)                 (I.R.S. Employer Identification No.)

1280 Massachusetts Ave., Suite 200, Cambridge, MA                   02138
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    (Address of Principal Executive Offices)                      (Zip Code)

                                 (617-868-7455)
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)      Exhibits

          The following exhibits are filed herewith:

          99.1     Press Release dated November 3, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 8, 2003, Psychemedics Corporation issued a press release announcing preliminary results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PSYCHEMEDICS CORPORATION

Dated: November 4, 2003


                                   By: /s/ Peter C. Monson
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                                      Peter C. Monson, Chief Financial Officer


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